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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 16, 2004

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           0-26035                                    52-1106564
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  (Commission File Number)               (I.R.S. Employer Identification No.)

       2250 EAST IMPERIAL HIGHWAY
         EL SEGUNDO, CALIFORNIA                               90245
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  (Address of Principal Executive offices)                  (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                         HUGHES ELECTRONICS CORPORATION
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           On March 16, 2004, Hughes Electronics Corporation changed its corporate name to "The DIRECTV Group, Inc." and, effective on March 17, 2004, its New York Stock Exchange ticker symbol will change to "DTV". The CUSIP number for The DIRECTV Group, Inc.'s common stock will be 25459L 10 6. A copy of the Certificate of Ownership and Merger of The DIRECTV Group, Inc. with and into Hughes Electronics Corporation and a copy of the press release announcing this name change are attached hereto as Exhibits 3.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.
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    Exhibit No.               Exhibit
    -----------               -------

    3.1                       Certificate of Ownership and Merger

    99.1                      Press Release, dated March 16, 2004






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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE DIRECTV GROUP, INC.


Date:      March 16, 2004             By:    /s/ Larry D. Hunter
                                           -------------------------------------
                                           Name:   Larry D. Hunter
                                           Title:  Executive Vice President,
                                                   General Counsel and Secretary





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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
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3.1                        Certificate of Ownership and Merger

99.1                       Press Release, dated March 16, 2004








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